SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 11, 2005

                        Commission File Number: 000-49679

                                LitFunding Corp.
                                ----------------
             (Exact name of registrant as specified in its charter)


Nevada                                                               93-1221399
-------                                                              ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

3700 Pecos McLeod Drive, Suite 200, Las Vegas, Nevada                      89121
--------------------------------------------------------                   -----
(Address of principal executive offices)                              (Zip Code)


                                  (702)317-1610
                                  -------------
              (Registrant's Telephone Number, Including Area Code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

On April 11, 2005, LitFunding Corp., a Nevada corporation (the "Registrant") has filed a request for withdrawal of its Registration Statement on Form SB-2, File No. 333-122779 filed on or about February 11, 2005 with the Securities and Exchange Commission, in regard to certain agreements with Dutchess Private Equities Fund, II, LP, a Delaware limited partnership. In addition, on April 11, 2005, the Registrant made the announcement contained in the attached press release.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the Registrant's Safe Harbor Compliance Statement for Forward-looking Statements included in the Registrant's recent filings, including Form 10-KSB and 10-QSB, with the Securities and Exchange Commission.

ITEM 9.01 EXHIBITS.

The following exhibits are filed with this report on Form 8-K.

Exhibit Number         Exhibit

99.1                   Press Release


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           LitFunding Corp.
                                           a Nevada corporation

April 11, 2005                         By: /s/ Morton Reed
                                           ------------------------------------
                                           Morton Reed, Chief Executive Officer